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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 18, 2002


                               GENERAL MILLS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-1185                    41-0274440
------------------------           ------------             -------------------
(State of Incorporation)           (Commission                (IRS Employer
                                   File Number)             Identification No.)


    Number One General Mills Boulevard
          Minneapolis, Minnesota                                   55426
         (Mail:  P.O. Box 1113)                                (Mail:  55440)
----------------------------------------                       --------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (763) 764-7600



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ITEM 5. OTHER EVENTS.

         On September 18, 2002, the Registrant entered into a Distribution Agreement (the "Distribution Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated that provides for the issuance and sale, from time to time, of up to $750,000,000 aggregate initial offering price of General Mills CoreNotes(SM) (the "CoreNotes"). The CoreNotes will be issued pursuant to an Indenture (the "Indenture") dated as of February 1, 1996 between the Registrant and U.S. Bank National Association (formerly known as First Trust of Illinois, National Association), as trustee, and an Officers' Certificate and Authentication Order (including forms of notes to represent the CoreNotes) under the Indenture dated September 18, 2002 (the "Officers' Certificate"). The offer and sale of the CoreNotes has been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (Registration No. 333-75808) (the "Registration Statement").

        The purpose of this Current Report is to file with the Commission the Distribution Agreement and the Officers' Certificate.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits. The following exhibits to the Registration Statement are filed as part of this report:

               1.1 Distribution Agreement dated September 18, 2002 between General Mills, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

               4.1 Officers' Certificate and Authentication Order (including forms of notes to represent the CoreNotes) dated September 18, 2002 relating to the CoreNotes.

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                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 18, 2002

                                          GENERAL MILLS, INC.


                                          By:   /s/ Siri S. Marshall
                                               ---------------------------------
                                               Name:     Siri S. Marshall
                                               Title:    Senior Vice President,
                                                             General Counsel




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                                  EXHIBIT INDEX

 Exhibit
 Number                                      Description
 ------                                      -----------

  1.1 Distribution Agreement dated September 18, 2002 among General Mills, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

  4.1 Officers' Certificate and Authentication Order (including forms of notes to represent the CoreNotes) dated September 18, 2002 relating to the CoreNotes.